THE RBB FUND, INC.

US Treasury 30 Year Bond ETF | (Nasdaq: UTHY)

US Treasury 20 Year Bond ETF | (Nasdaq: UTWY)

US Treasury 10 Year Note ETF | (Nasdaq: UTEN)

US Treasury 7 Year Note ETF | (Nasdaq: USVN)

US Treasury 5 Year Note ETF | (Nasdaq: UFIV)

US Treasury 3 Year Note ETF | (Nasdaq: UTRE)

US Treasury 2 Year Note ETF | (Nasdaq: UTWO)

US Treasury 12 Month Bill ETF | (Nasdaq: OBIL)

US Treasury 6 Month Bill ETF | (Nasdaq: XBIL)

US Treasury 3 Month Bill ETF | (Nasdaq: TBIL)

(each a “Fund” and together the “Funds”)

Supplement dated September 28, 2022

to the Prospectus dated August 6, 2022

Please note the following changes to the Prospectus for each Fund:

1.	The following sentence is added to the first paragraph of each Fund’s Prospectus section entitled “Summary Section – Principal Investment Strategies”:

The Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

2.	The following is added to each Fund’s Prospectus section entitled “Summary Section – Principal Investment Risks”:

•	Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

3.	The following is added to the Prospectus section entitled “Additional Information about the Funds – Additional Principal Risk Information”:

•	Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). A Fund may enter these transactions when the Adviser expects the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested, resulting in an increase in the speculative character of the Fund’s outstanding shares. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of a Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.

Investors should retain this supplement for future reference

THE RBB FUND, INC.

US Treasury 30 Year Bond ETF | (Nasdaq: UTHY)

US Treasury 20 Year Bond ETF | (Nasdaq: UTWY)

US Treasury 10 Year Note ETF | (Nasdaq: UTEN)

US Treasury 7 Year Note ETF | (Nasdaq: USVN)

US Treasury 5 Year Note ETF | (Nasdaq: UFIV)

US Treasury 3 Year Note ETF | (Nasdaq: UTRE)

US Treasury 2 Year Note ETF | (Nasdaq: UTWO)

US Treasury 12 Month Bill ETF | (Nasdaq: OBIL)

US Treasury 6 Month Bill ETF | (Nasdaq: XBIL)

US Treasury 3 Month Bill ETF | (Nasdaq: TBIL)

(the “Funds”)

Supplement dated September 28, 2022

to the Statement of Additional Information (“SAI”) dated August 6, 2022

The section entitled “Investment Policies and Practices – Cash Equivalents and Short-Term Investments” within the SAI is amended by adding the following as shown below:

(7) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which are transactions in which a Fund sells a security and simultaneously agrees to repurchase that security from the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

Reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities such Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Investors should retain this supplement for future reference